                                                                    EXHIBIT 10.3


                          SECOND AMENDMENT AND RELEASE


     SECOND AMENDMENT AND RELEASE, dated as of May 26, 1998 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of December 20, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LEAR CORPORATION, a Delaware corporation (the "U.S. Borrower"), LEAR CORPORATION CANADA LTD., a company organized under the laws of the province of Ontario, Canada (the "Canadian Borrower"), the FOREIGN SUBSIDIARY BORROWERS parties thereto (together with the U.S. Borrower and the Canadian Borrower, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the Managing Agents named therein (the "Managing Agents"), the Co-Agents named therein (the "Co-Agents"), the Lead Managers named therein (the "Lead Managers"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank (as hereinafter defined, the "Canadian Administrative Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation (as hereinafter defined, the "General Administrative Agent"), as administrative agents for the Lenders thereunder (collectively, the "Administrative Agents").

                                  WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement. (a) Subsection 13.8 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

     "13.8 [RESERVED]"

          (b) Subsection 13.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "13.10 [RESERVED]"

          (c) Schedule I of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I attached hereto.

          3.  Releases. The Lenders and the General Administrative Agent hereby
(a) release the guarantors under the Subsidiary Guarantee and the Additional Subsidiary Guarantee from all their respective obligations under such Guarantees, (b) release the security interest in all collateral held by the General Administrative Agent under the Pledge Agreements and (c) release the pledgors under the Pledge Agreements from all their respective obligations under the Pledge Agreements. The Lenders hereby authorize and direct the General Administrative Agent to take such actions as it shall deem appropriate to effect such release, including the execution and delivery of such release instruments as it shall deem appropriate. The parties to the Credit Agreement agree that, notwithstanding any provision contained in the Credit Agreement or the other Loan Documents to the contrary, (i) all obligations of the Loan Parties contained in the Credit Agreement and the other Loan Documents with respect to
(A) the Subsidiary Guarantee, (B) the Additional Subsidiary Guarantee and (C) the Pledge Agreements (collectively, the "Released Documents") are hereby released and (ii) all references in the Credit Agreement and the other Loan Documents to the Released Documents shall have no force or effect.

          4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") that the following conditions precedent have been satisfied:

          (a) the General Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrowers, the Swing Line Lender and all the Lenders;

          (b) The General Administrative Agent shall have received, with a copy for each Lender, a certificate of the Secretary or Assistant Secretary of the U.S. Borrower, dated the Amendment Effective Date, as to the incumbency and signature of its officers executing this Amendment, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary;

          (c) the General Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions in form and substance satisfactory to the General Administrative Agent, of the Board of Directors (or the executive committee thereof) of the U.S. Borrower authorizing the execution, delivery and performance of the U.S. Borrower of this Amendment, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the Amendment Effective Date; and

                                                                               3
          (d) the General Administrative Agent shall have received, with a copy for each Lender, an opinion, dated the Amendment Effective Date, of Winston & Strawn, special counsel to the U.S. Borrower, in form and substance satisfactory to the General Administrative Agent.

     5.   Representations and Warranties.   The Borrowers represent and
warrant that the representations and warranties made by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

     6.   Payment of Expenses.     The Borrowers agree to pay or reimburse the
General Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.

     7. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

     8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the U.S. Borrower and the General Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     9.   Exiting Lenders.    Each Lenders which after the Amendment Effective
Date no longer holds a Commitment (an "Exiting Lender") is executing this Amendment solely for the purpose of acknowledging that its Commitment will terminate on the Amendment Effective Date upon repayment in full of all amounts owing to it under the Credit Agreement on the Amendment Effective Date. The modifications to the Credit Agreement and the other Loan Documents, effected by this Amendment are being approved by Lenders holding 100% of the Commitments after giving effect to termination of the Commitments of the Lenders on the Amendment Effective Date. On the Amendment Effective Date, the Borrowers shall effect such borrowings and repayments among the Lenders (which need not be pro rata among the Lenders) so that, after giving effect thereto, (a) the respective principal amounts of the Canadian Revolving Credit Loans to the Canadian Borrower held by the Canadian Lenders shall be pro rata according to their respective Canadian Revolving Credit Commitment Percentages, as amended hereby,
(b) the respective principal amounts of Multicurrency Loans to any Borrower held by the Multicurrency Lenders shall be pro rata according to their respective Multicurrency Commitment Percentages, as amended hereby and (c) the Committed Outstandings Percentage of each U.S. Lender will equal (as nearly as possible) its U.S. Revolving Credit Commitment Percentage, as amended hereby. The Borrowers shall remain obligated to pay any amounts due pursuant to subsection 10.11 of Credit Agreement in connection with such prepayments.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                         LEAR CORPORATION




                                         By:         [SIG]
                                            ------------------------
                                            Title:




                                         LEAR CORPORATION CANADA LTD.




                                         By:         [SIG]
                                            ------------------------
                                            Title:




                                         LEAR CORPORATION SWEDEN AB




                                         By:
                                            ------------------------
                                            Title:



                                         LEAR FRANCE SARL




                                         By:
                                            ------------------------
                                            Title:




                                         LEAR CORPORATION GMBH & CO. KG




                                         By:
                                            ------------------------
                                            Title:




                                         NS BETEILIGUNG GMBH




                                         By:
                                            ------------------------
                                            Title:

                                                                      SCHEDULE 1
                                                                      ----------


                             COMMITMENTS; ADDRESSES



A. U.S. Revolving Credit Commitment and Multicurrency Commitment Amounts (U.S. Dollars)



                                   U.S. REVOLVING CREDIT                                            MULTICURRENCY
         U.S. LENDER                     COMMITMENT               COUNTERPART LENDER                  COMMITMENT
-----------------------------------------------------------------------------------------------------------------


ABN AMRO Bank N.V., Chicago
Branch                             $50,000,000                                                      $35,000,000

The Asahi Bank, Ltd.               $35,000,000

Banca Commerciale Italiana         $15,000,000

Banca Nazionale del Lavoro
S.p.A., New York Branch            $15,000,000

Bank Austria Aktiengesellschaft    $20,000,000

Bank of America NT & SA            $75,000,000                                                      $35,000,000

The Bank of New York               $50,000,000                                                      $35,000,000

The Bank of Nova Scotia            $75,000,000                   The Bank of Nova Scotia

The Bank of Tokyo-Mitsubushi
Ltd., New York Branch              $50,000,000

Bankers Trust Company              $87,500,000

Banque Nationale de Paris          $50,000,000                                                      $30,000,000

Banque Paribas                     $35,000,000                                                      $15,000,000



                                    U.S. REVOLVING CREDIT                          MULTICURRENCY
           U.S. LENDER                    COMMITMENT        COUNTERPART LENDER      COMMITMENT
------------------------------------------------------------------------------------------------

CARIPLO Cassa di Risparmio delle
Provincie Lombarde SPA                   $15,000,000

Credit Agricole Indosuez                 $35,000,000                                $10,000,000

The Chase Manhattan Bank                 $95,000,000                                $85,000,000

                                                            Canadian Imperial
                                                            Bank of
CIBC, Inc.                               $50,000,000        Commerce

Citicorp USA, Inc.                       $87,500,000                                $40,000,000

Comerica Bank                            $60,000,000                                $10,000,000

Credito Italiano S.p.A.                  $15,000,000

Credit Lyonnais Chicago Branch           $45,000,000                                $10,000,000

CS First Boston Group, Inc.              $25,000,000

The Dai-Ichi Kangyo Bank, Ltd.,
Chicago Branch                           $30,000,000

Den Danske Bank                          $25,000,000

DG Bank                                  $25,000,000

Deutsche Bank AG                         $50,000,000

Dresdner Bank AG New York and Grand
Cayman Branches                          $35,000,000                                $35,000,000

First American National Bank             $15,000,000

BankBoston N.A.                          $35,000,000                                $30,000,000




                    U.S. REVOLVING CREDIT                          MULTICURRENCY
    U.S. LENDER          COMMITMENT          COUNTERPART LENDER    COMMITMENT
--------------------------------------------------------------------------------
NBD Bank                 $50,000,000                               $35,000,000

Fifth Third Bank         $20,000,000

First Union National
Bank of North Carolina   $50,000,000                               $20,000,000

Fleet National Bank      $45,000,000

The Fuji Bank, Limited   $35,000,000

Gulf International
Bank B.S.C.              $15,000,000

The Industrial Bank of
Japan, Limited           $50,000,000

Istituto Bancario Sao
Paolo Di Torino SpA      $20,000,000

KeyBank National
Association              $50,000,000

Kredietbank N.V.         $25,000,000                               $15,000,000

Lehman Commercial
Paper Inc.               $25,000,000

The Long-Term Credit
Bank of Japan, Ltd.      $35,000,000

Michigan National Bank
of Detroit               $20,000,000

Morgan Guaranty Trust
Company of New York      $25,000,000

National City Bank       $25,000,000

NationsBank, N.A.        $75,000,000                               $35,000,000

                                                                               4

                                         U.S. REVOLVING CREDIT                                    MULTICURRENCY
         U.S. LENDER                          COMMITMENT                COUNTERPARTY LENDER       COMMITMENT
   --------------------------            ---------------------          -------------------       -------------
   The Northern Trust Company                $25,000,000

   Royal Bank of Canada                      $35,000,000                 Royal Bank of
                                                                         Canada

   The Sakura Bank, Ltd.                     $10,000,000

   The Sanwa Bank, Limited,
   Chicago Branch                            $50,000,000

   Societe Generale                          $30,000,000                                          $ 10,000,000

   The Sumitomo Bank, Chicago Branch         $35,000,000

   Suntrust Bank, Atlanta                    $30,000,000

   Svenska Handelsbanken                     $20,000,000

   The Toronto-Dominion Bank                 $50,000,000

   Wachovia Bank                             $25,000,000

   U.S. Bank National Association            $25,000,000                                          $ 15,000,000
                                         ---------------                                          ------------
   TOTAL                                 $21,100,000,000                                          $500,000,000
                                         ===============                                          ============


B.   Canadian Commitment Amounts (U.S. Dollars)



                            CANADIAN REVOLVING CREDIT
     CANADIAN LENDER               COMMITMENT                COUNTERPART LENDER
---------------------------------------------------------------------------------

The Bank of Nova Scotia           $20,000,000               The Bank of Nova
                                                               Scotia

Canadian Imperial Bank of         $20,000,000               CIBC, Inc.
Commerce

Royal Bank of Canada              $10,000,000               Royal Bank of Canada
                                  -----------

TOTAL                             $50,000,000
                                  ===========